FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Financial income:
Interest income	$ 1,183	$ 2,341	$ 1,880
Amortization/accretion of premium/discount on marketable securities, net	1,387	732	0
Exchange rate differences and other	0	214	292
Financial expenses:
Exchange rate differences and other	660	0	0
Institutions interest Expenses	0	72	0
Amortization/accretion of premium/discount on marketable securities, net	0	0	38
Financial and other expenses, total	$ 1,910	$ 3,215	$ 2,134